Exhibit 99.2

National Technical Systems, Inc.
(NASDAQ: NTSC)
May 2012
Meeting the Growing Demand From Industry and
Government for Skilled Engineering Solutions and Services
13th Annual B. Riley & Co. Investor Conference
Santa Monica, CA

Largest independent provider in U.S. of advanced compliance
testing and engineering services to the aerospace, defense,
telecommunications, automotive and high technology markets
Company Overview
2
EMC/EMI Testing
Fire Testing
Mechanical Testing
Environmental Testing
Shock Vibration Testing
RF/Wireless Testing

➢One-stop resource for broad range of services
 ✓ Advanced technical product testing and certification
 ✓ Certifications and data accepted in 21 countries
 ✓ Engineering services for Engineering Services Outsourcing (ESO) market
 ✓ Quality systems registration and supply chain management services
 ✓ Special facilities, tools and capabilities
 ● Munitions, explosives, hazardous materials, ballistic and hydraulic burst tests
 ● Sophisticated data collection tools, very high-speed cameras, Doppler radar
 ● LabInsight on-line customer information portal - test data, status reports, etc.
Company Overview
3
Munitions Testing
Hydraulic Burst Testing

✓ 25 multi-use facilities in U.S., plus facilities in Japan, Germany, Vietnam

WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
ME
VT
NH
MA
CT
RI
NJ
DE
MD
1
1

NTS

➢Headquartered in Calabasas, CA; 1,100 employees
➢Strategic locations
10
1
1
1
1

1

1

Company Overview

➢Strong competitive position
 ✓ A few large European companies
 ✓ Mostly small, private local or regional labs in U.S.
 ✓ In-house labs
➢Increasing market share
➢National sales force
➢Diversified base of 4,000+ customers
 ✓ Incudes many of the world’s largest/strongest
 ✓ Long-term relationships = consistent year-over-year revenue
Company Overview

hp

NORTHROP GRUMMAN

Honeywell

U.S.ARMY

babcock

PACIFIC SCIENTIFIC

DEPARTMENT OF ENERGY · UNITED STATES OF AMERICA

NASA

Raytheon

BOEING

CISCO

GENERAL DYNAMICS

Hamilton Sundstrand
A United Technologies Company

CRANE

NTS
6

Principal Customers Include

Principal Industries Served
■ Defense
■ Aerospace
■ Telecommunications
■ Consumer
■ Energy
■ Automotive
■ Industrial
■ Medical
■ Other

Defense
Telecom
Telecom
Consumer
Consumer
Other
Other
Medical
Medical
Industrial
Industrial
Aerospace

- NTS estimates FY 2011 annual revenues in its targeted U.S. testing market segment at ~$500 to $600 million with stable growth[1]
- NTS market share leader in FY 2011 with market share of >25% , which is expected to increase*

NTS Market Share Growth Estimate FY 2011 – FY 2015
All Others
<75%
NTS
>25%
FY 2011
All Others
~60%
NTS
~40%
FY 2015

*Testing market size and growth and NTS' current and expected market share derived from internal estimates based on industry data gathered by NTS, the Company's performance and its extensive experience in its testing market segment

NTS
8

Laboratory Testing Market Trends in U.S.

➢ Key market drivers - regulatory, cost-effectiveness, time-to-
 market
 ✓ Scarcity of qualified engineers, trend towards greater outsourcing
 ● Engineering projects, new product development, supply chain management
 ✓ Increasing government product safety regulations
 ✓ Third party certification guidelines
➢ Significant barriers to entry
 ✓ Niche specialization, high fixed costs, skilled labor force
 ✓ Expect few new market entrants
➢ Fragmented market with number of smaller participants
 ✓ Acquisition opportunities to expand services and reach
Why NTS is Approaching an Inflection Point

➢Aggressively grow NTS until valuation metrics
 improve significantly or strategic exit achieved
 ✓Organic growth
 ● Increase market share through superior service, new offerings
 ● Invest in human resources / physical assets to strengthen NTS
 ● Expand sales and marketing program
 ✓Strategic acquisitions
 ● Acquire companies that add significant value to NTS
 ● Add new, innovative service offerings to expand repertoire
 ● Goal to acquire 1 to 2 companies annually
 ● Experienced and proven acquisition team to seek, evaluate, acquire and integrate acquired companies
Aggressively Grow NTS & Drive Shareholder
Value

➢ ESO market is fast growing, multi-billion dollar market expected to grow at ~26% CAGR
➢ NTS launched initiative in March 2009; currently doing selected design/development ESO projects; drives added testing revenue
➢ Offering more Engineering Services is move up value chain
 ✓ Positions NTS to provide higher-value, higher-margin services
DESIGN
DEVELOP
TEST
Engineering
Services
Engineering
& Evaluation
NTS Engineering Services (“ESO”) Initiative

➢Growing source of additional revenue
➢Leverages Company’s large customer base
➢Moves NTS up the services value chain
➢Margins can increase - not a commodity business
➢Develops closer working relationships with customers
➢Drives additional NTS testing business
Why Engineering Services Outsourcing?

➢Chicago-based Ingenium Testing
 ✓ One of North America’s most modern EMC/EMI testing labs
 ✓ Customer base, capabilities and services
 ● Aerospace, heavy industry, automotive markets,
 ● All among NTS' core competencies
 ✓ Gives NTS major presence in very important Chicago region
 ● Second largest U.S. market for NTS' testing/engineering services
 ✓ Plan to expand facilities and resources
Recent Strategic Acquisitions - July 2011

➢Pittsfield, MA-based Lightning Technologies
 ✓ Engineering services/testing laboratory specializing in
 lightning protection
 ✓ Customer base, capabilities and services
 ● Aerospace, construction, wind power generation markets
 ● Complements current NTS’ capabilities
 ● Expands and strengthens NTS’ non-defense businesses
 ✓ NTS currently only U.S. firm able to test/certify commercial aircraft for all requirements of FAA’s specification DO160
Recent Strategic Acquisitions - Sept 2011

➢San Clemente, CA-based Garwood Laboratoties
 ✓ Full-service product certification lab
 ✓ Customer base, capabilities and services
 ● Commercial, military, space, medical
 ● Transportation, aviation
 ● Complements current NTS’ capabilities
 ● Expands and strengthens NTS’ non-defense businesses
 ✓ Two Southern CA locations
 ● Expands footprint in very important Southern CA market
Recent Strategic Acquisitions - April 2012

P & L Highlights ($ in millions, except EPS)
Quarter Ended
Year-Ended
1/31/12
1/31/11
1/31/12
1/31/11
Net revenue (Up YOY 18.6%, 9.1%, respectively)
$
40.3
$
34.0
$
155.4
142.4
Gross profit as % of sales
24.2%
24.0%
24 .2%
27.4%
Operating income before impairment loss of
$2.2 million (Non-GAAP financial measure)
$
2.0
$
0.4
$
7.3
7.8
Income (loss) from continuing operations
$
(0.4)1
$
(0.3)
$
1.71
$
5.92
Net income (loss) attributable to NTS
$
(0.6)1
$
(0.3)
$
0.51
5.42
Net income (loss) per basic/fully diluted share
$
(0.05)1
$
(0.03)
$
0.041
$
0.512
Balance Sheet Highlights ($ in millions)
1/31/12
1/31/11
Cash and equivalents
$
7.7
$
11.7
Total assets
$
152.7
$
129.3
Working capital
$
30.9
$
31.1
Total debt
$
50.2
$
43.3
Stockholders’ equity
$
64.7
$
55.7
Financial Highlights -FY 2012 Q4 and Year
1Includes effect of non-cash, impairment charge for goodwill and other intangibles of $2.2 million, or $0.17 per diluted share.
2Includes one-time $1.7 million, or $0.16 per diluted share, net of tax gain from property sale
2Includes one-time $1.7 million, or $0.16 per diluted share, net of tax gain from property sale

➢FY 2013
 ✓ Revenues expected to increase to $164 million to $169 million
 ● Expected revenues do not include any FY 2013 acquisitions
 ✓ Adjusted EBITDA3 expected to be between $20 million
 and $22 million
 ✓ Gross margin expected to be between 26.5 percent
 and 27.5 percent
 ✓ SG&A as a percentage of sales expected to decline from FY 2012
 ● Acquisition and legal expense expected to be lower than in FY ‘12
 ✓ Plan to update quarterly
Outlook

3Adjusted EBITDA, which is a Non-GAAP Measure, includes net income before interest, taxes, depreciation and amortization, excluding share-based compensation, impairment loss, one-time gain on land sale

- Gross margin expected to return to historical levels at mid-point of FY' 13 estimate

$ Millions
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
35%
30%
25%
20%
$97.9
$117.2
$120.8
$142.4
$155.4
$164 - $169 E
22.9%
27.4%
27.9%
27.4%
24.2%
26.5% - 27.5% E
$12.8
$15.2
$14.5
$16.5
$17.4
$20 - $22 E
FY 2008
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013 E
Revenue
Adjusted EBITDA
Gross Margin %

NTS

Financial Highlights - FY ‘08 - Estimated FY ‘13
➢Revenues projected up ~69 % from FY’ 08 to mid-point of FY’ 13 estimate
➢Adj. EBITDA projected up ~64% from FY’ 08 to mid-point of FY’ 13 estimate

3Adjusted EBITDA, which is a Non-GAAP Measure, includes net income before interest, taxes, depreciation and amortization, excluding share-based compensation, impairment loss, one-time gain on land sale
3

➢ Largest independent, advanced technical testing services
 company in U.S. with experienced/effective management team
➢ Strong competitive position with increasing market share
➢ Diversified base of 4,000+ customers; international presence
➢ Increasing trends towards outsourcing testing, registration, engineering services driving market
➢ Acquisition opportunities to expand business
➢ Solid 5-year growth trends, positive outlook for FY 2013
➢ Committed to aggressively grow NTS until valuation metrics improve substantially or strategic exit achieved
Summary

Forward Looking Statements
The content of this presentation and statements made and/or answers given to questions during this presentation that relate to future plans, events or performance are forward-looking statements that involve risks and uncertainties, including risks associated with uncertainties pertaining to customer orders, demand for services and products, development of markets for
NTS’ services and products, market growth and other risks identified in the Company’s SEC filings. Actual results, events and performance may differ materially. Participants in this presentation are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. NTS undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.
May 2012
 This presentation includes Adjusted EBITDA and operating income before impairment loss are non-GAAP financial measures. NTS management believes Adjusted EBITDA is among the more important measures of performance in the Company’s industry because it provides insight into operating cash flows independent of a company’s capital structure or tax position and is a key factor in determining a company’s valuation.
 Management also believes Adjusted EBITDA provides a meaningful trend of operating performance, as well as a measure of liquidity and NTS’ ability to service debt. Adjusted
 EBITDA and operating income before impairment loss should not be construed as substitutes for net income (loss) (as determined in accordance with GAAP) for the purpose of analyzing the Company’s operating performance or financial position. (Note:
 See Appendix for Reconciliation Tables)
1 & 3
Non-GAAP Measures

National Technical Systems, Inc.
(NASDAQ: NTSC)
May 2012
Meeting the Growing Demand From Industry and
Government for Skilled Engineering Solutions and Services
13th Annual B. Riley & Co. Investor Conference
Santa Monica, CA

Appendix
Reconciliation Tables

Adjusted EBITDA

Reconciliation Table

($ in Millions)	Years Ended January 31, 2012	2011	2010	2009	2008
Net Income	$ 1.4	$ 5.8	$ 3.4	$ 3.2	$ 2.6
Interest	2.5	1.2	1.3	2.1	2.0
Taxes	2.1	4.7	2.3	2.3	1.7
Depreciation and amortization	8.7	7.4	7.2	7.3	6.1
EBITDA	$ 14.7	$ 19.1	$ 14.2	$ 14.9	$ 12.4
Non-cash impairment loss	2.2	-	-	-	-
Share based compensation	0.6	0.5	0.3	0.3	0.4
Gain from sale of excess land	-	(3.0)	-	-	-
Adjusted EBITDA	$ 17.4	$ 16.5	$ 14.5	$ 15.2	$ 12.8

NTS

A-1

Operating Income Before Impairment Loss

Reconciliation Table

($ in Millions)	Quarter Ended Jan 31, 2012	Year Ended Jan 31,2012
Operating (loss) income including non-cash impairment loss	$ (0.2)	$ 5.1
Add:		
Non-cash impairment charge for goodwill and other intangibles	2.2	2.2
Operating income before impairment loss	$ 2.0	$ 7.3

	Quarter Ended Jan 31, 2011	Year Ended Jan 31, 2011
Operating income	$ 0.4	$ 7.8
Add:		
Non-cash impairment charge for goodwill and other intangibles	–	–
Operating income before impairment loss	$ 0.4	$ 7.8

NTS

A-2